June 17, 2004

WOMEN’S EQUITY MUTUAL FUND

A Series of Professionally Managed Portfolios

Supplement to
Prospectus and Statement of Additional Information
each dated July 29, 2003

Boston Trust Investment Management, Inc., investment sub-advisor (“BTIM” or the “Sub-Advisor”), to the Women’s Equity Mutual Fund (the “Fund”), announced a change to the structure of its advisory business. Currently, BTIM is a wholly-owned subsidiary of Boston Trust & Investment Management Company (“Boston Trust”), which in turn is wholly-owned by Citizens Financial Group, Inc. (“Citizens”). Citizens has recently entered into an agreement to sell Boston Trust in its entirety to the current senior management team of Boston Trust. Boston Trust has announced that no changes are planned to their senior portfolio management team or investment approach upon completion of the announced transaction, and the Fund’s daily operations or management activities are not expected to be affected in any way.

The transaction will require a new sub-advisory agreement among BTIM, the Fund and Pro-Conscience Funds, Inc., the Fund’s investment advisor (the “Advisor”). The replacement sub-advisory agreement will not contain any changes in substantive terms or fees. Shareholders of the Fund will be asked to approve the replacement sub-advisory agreement following completion of the transaction, and will receive detailed information about the transaction and replacement agreement in connection with the solicitation of their approval. The Board of Trustees of Professionally Managed Portfolio has approved an interim sub-advisory agreement among the Fund, BTIM and the Advisor, effective for 150 days following consummation of the transaction.

The transaction is expected to be completed in the third quarter, 2004 and is subject to customary closing conditions and regulatory approval. There can be no assurance that the transaction will be completed, and shareholders are not being asked to take any action at this time.

In addition, please note that the Fund is planning to simplify its name. In the future, the name of the Fund will be the “Women’s Equity Fund.”

Please retain this Supplement with your Prospectus.
The date of this Supplement is June 17, 2004